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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                          3COM CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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                        [LETTERHEAD OF 3COM CORPORATION]

                              5400 BAYFRONT PLAZA
                       SANTA CLARA, CALIFORNIA 95052-8145

                                                       May 30, 1997

Dear Fellow Shareholder:

    We have previously mailed to you proxy materials relating to the 3Com Corporation Special Meeting of Shareholders to be held on June 11, 1997.

    According to our latest records, we have not received your proxy card. Regardless of the number of shares you own, it is important that they are represented at the meeting. If you haven't yet mailed your proxy, please take a moment to sign, date and mail the enclosed duplicate card promptly in the return envelope provided for your convenience.

    For the reasons set forth in the Joint Proxy Statement dated May 8, 1997, your Board of Directors believes the matters being considered are in the best interests of the Company and its shareholders and recommends that you vote your shares:

        FOR the proposal to approve the Merger Agreement with U.S. Robotics Corporation;

        FOR the proposed increase in authorized shares of 3Com capital stock;
and

        FOR the Reincorporation Proposal.

                            YOUR VOTE IS IMPORTANT.
                              -------------------
                            PLEASE KEEP IN MIND THAT
           NOT VOTING WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE
                                   PROPOSALS.
 IF YOU HAVE ANY QUESTIONS OR REQUIRE ASSISTANCE IN VOTING YOUR SHARES, PLEASE
                                    CONTACT
             D.F. KING & CO., WHICH IS ASSISTING US IN THIS MATTER.
                           TOLL-FREE: 1-800-758-5880

    If you have already mailed your proxy card, please disregard this letter and accept our thanks.

                                          Very truly yours,

                                          /s/ ERIC A. BENHAMOU

                                          Eric A. Benhamou
                                          CHAIRMAN AND
                                          CHIEF EXECUTIVE OFFICER